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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) May 17, 1999


                       IMPERIAL CREDIT INDUSTRIES, INC.
               (Name of registrant as specified in its charter)

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
                         California                                                     95-4054791
(State or other jurisdiction of incorporation or organization)            (I.R.S. employer identification number)

             23550 Hawthorne Boulevard
               Building 1, Suite 110                                                     90505
               Hawthorne, California                                                  (Zip Code)
     (Address of principal executive offices)
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                   Issuer's telephone number: (310) 373-1704



      ____________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     (a) Reference is made to the press release issued to the public by the Registrant on May 17, 1999, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

     (b) Risk Factors. In order to update those risk factors previously filed with the Commission by the Registrant, and to provide current information for secondary trading purposes, Registrant is hereby filing these Risk Factors identifying important factors that could cause Registrant's actual consolidated results of operations to differ materially from those projected in the forward-looking statements made by or on behalf of the Registrant. Certain of these Risk Factors are also intended to inform investors of the most significant factors that should be considered in making an investment in the Registrant's securities. These Risk Factors revise and update those previously filed with the Commission by the Registrant. The information contained in the Risk Factors, which are attached as Exhibit 99.2 hereto, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

     (c)   Exhibits

     99.1  Press Release dated May 17, 1999

     99.2  Risk Factors.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 27, 1999

                                    IMPERIAL CREDIT INDUSTRIES, INC.



                                    BY:   /s/ Irwin L. Gubman
                                       -----------------------------------------
                                         Irwin L. Gubman
                                         General Counsel

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